Exhibit 99.2 Q3 2024 Earnings Supplement November 7, 2024

Disclosures This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this presentation, including statements regarding Flywire’s ability to successfully implement Flywire’s business plan, future results of operations and financial position, business strategy and plans and Flywire’s objectives for future operations, are forward -looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “plans,” “potential,” “seeks,” “projects,” “should,” “could” and “would” and similar expressions are intended to identify forward -looking statements, although not all forward-looking statements contain these identifying words. Flywire has based these forward-looking statements largely on Flywire’s current expectations and projections about future events and financial trends that Flywire believes may affect Flywire’s financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that are described in the Risk Factors and Management's Discussion and Analysis of Financial Condition and Results of Operations sections of Flywire's Annual Report on Form 10-K for the year ended December 31, 2023, and Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, which are on file with the Securities and Exchange Commission (SEC) and available on the SEC's website at www.sec.gov. Additional factors may be described in those sections of Flywire's Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, expected to be filed with the SEC in the fourth quarter of 2024. In light of these risks, uncertainties and assumptions, the forward -looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events or performance. In addition, projections, assumptions and estimates of the future performance of the industries in which Flywire operates and the markets it serves are inherently imprecise and subject to a high degree of uncertainty and risk. All financial projections contained in this presentation are forward -looking statements and are based on Flywire’s management’s assessment of such matters. It is unlikely, however, that the assumptions on which Flywire has based its projections will prove to be fully correct or that the projected figures will be attained. Flywire’s actual future results may differ materially from Flywire’s projections, and it makes no express or implied representation or warranty as to attainability of the results reflected in these projections. Investments in Flywire’s securities involve a high degree of risk and should be regarded as speculative. Certain information contained in this presentation, including Flywire’s estimated Total Addressable Market (TAM), relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Flywire’s own internal estimates and research. While Flywire believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Flywire believes its own internal research is reliable, such research has not been verified by any independent source. The information in this presentation is provided only as of November 7, 2024, and Flywire undertakes no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law. This presentation contains certain non-GAAP financial measures as defined by SEC rules. Flywire has provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the Appendix. The company has not provided a quantitative reconciliation from forecasted adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes, because it is unable without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include but are not limited to income taxes which are directly impacted by unpredictable fluctuations in the market price of the company's stock.

Execution Fulfillment Our mission is to deliver the most important and complex payments

Q3 2024 performance

GAAP financial highlights Q3 2024 $156.8 M 64.0% $38.9 M* Revenue Gross Margin Net Income *Q3 includes a higher income tax benefit of approximately $8.3M based on full year tax estimates, which amplified our income in the quarter, driven by seasonality of our business and a one-time tax benefit based on the acquisition of Invoiced.

Key operating metrics (Non-GAAP) Q3 2024 $11.0B $151.4M $101.9M $42.2M 1 2 1 1 +24.2% +29.6% + 27.2% + 429 bps Total Revenue Less Adjusted Adjusted EBITDA payment Ancillary Gross Profit (Adjusted EBITDA volume Services Margin Expansion) 1. Represents Y-o-Y Growth as compared to Q3 2023. 2. Represents Y-o-Y Margin Expansion as compared to Q3 2023. See Appendix for reconciliation to GAAP amounts

Growth strategies Grow with Grow with Expand our Expand to Pursue strategic existing clients new clients ecosystem new industries, & value- through channel geographies & enhancing partnerships products acquisitions 125% 200+ 2023 average New clients in Q3 annual dollar-based 2024 net retention rate

Capital allocation strategy overview 1 2 3 Organic growth Strategic Share investments acquisitions buybacks $150M Share Repurchase Program Geographic Expansion Accelerate within existing enables purchasing when industry and / or geographies projected return exceeds our GTM Enhancement cost of equity New product capability for Deeper Software Integrations cross-sells & upsells Prudent approach in maintaining operational liquidity and financial Ecosystem expansions with Strategic Enter new geographies or flexibility for organic investments Payables & International Agent regions & strategic M&A solutions

Highlights from Our Inaugural U.S. Education Client Conference

Education is our largest vertical Solutions purpose-built for education, with significant opportunity to cross sell in the US. 1,000+ 100+ Cross-border institutions 1,2 clients using SFS 1. Full Suite or components 2. Student Financial Services (SFS) helps institutions manage domestic billing, payments, payment plans, and past-due collections within a single solution

The Flywire difference First-class Proprietary, Industry expertise Seamless security & robust global and premium software compliance payments network support experiences Flywire’s commitment to clients: ✔ Modern & innovative software platform✔ Support for 140+ currencies across 240+ countries & territories ✔ SOC II Type 2 & PCI DSS Level 1 certiﬁed ✔ Around-the-clock multilingual support in 30 languages ✔ VIP support level & industry expertise✔ Easy-to-use payer interface in 11 key languages

We do much Students SIS Parents more than Integrations cross border… Banks Networks Domestic & international + INSTITUTION ✔ Address education Systems affordability Compliance Integrators ✔ Increase cash flow ✔ Optimize resources Global Agents & Regulation Third Parties Security

Student Financial Software (SFS) Domestic Education platform helps support the entire student financial journey Backed by First-Class Security | Global Payment Network | World-Class Support

The journey ahead Our mission to support an Educational institution’s goals Unify & support Simplify all domestic Drive & international student enrollment the entire payments & retention student journey 14

We Continue to Drive Deeper System Integrations… ● Deep ERP integrations ● Real-time integrations for home grown ERP/SIS ● Increased automation & improved reconciliation ● Real-time data display & posting ● Continued integration enhancements ● New real-time integrations constantly being added

> > …to Support the Entire Student Financial Journey Enroll & Pay Tuition & Accommodation Register & Apply > Agent Platform Direct Payment Experience START StudyLink Admit & Capture Partner integrations Partner integrations Student Financial Software (SFS) - Billing & Payments Third-Party Invoicing Send Int Refund & Pay Agent Commissions Other Fees & Charges eStore Outgoing Payments Ancillary Payments Resolve Student Debt END SFS - Collection Management Available now in the US

Case Study: A large public university in Texas 2022 ✔eRefunds 2019 ✔Collection 2012 Management Went 2024 cashless ✔Outgoing Payments 2023 ✔529 Disbursements 2021 ✔Student Financial Software ✔eStore ✔Third-Party 2014 Invoicing ✔International Payments

Financial Outlook

Q4 2024 outlook* $118 – $124 M $15 – $19M Revenue Less Adjusted 1 Ancillary Services EBITDA 1. Flywire has not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes within this presentation because Flywire is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include, but are not limited to income taxes which are directly impacted by unpredictable fluctuations in the market price of Flywire's stock. *Assumes foreign exchange rates prevailing as of September 30, 2024 19

FY 2024 outlook* $479 – $485M $76 – $80M Revenue Less Adjusted 1 Ancillary Services EBITDA 1. Flywire has not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes within this presentation because Flywire is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include, but are not limited to income taxes which are directly impacted by unpredictable fluctuations in the market price of Flywire's stock. *Assumes foreign exchange rates prevailing as of September 30, 2024 20

Appendix

Revenue Less Ancillary Services at constant currency* $USD in Millions (unaudited) 22

Revenue Less Ancillary Services & Adjusted Gross Margin Reconciliations $USD in Millions (unaudited) 23

Revenue disaggregation by revenue type 24 $USD in Millions (unaudited)

Net Loss to Adjusted EBITDA reconciliation 25 $USD in Millions (unaudited)

Net Margin, EBITDA Margin and Adjusted EBITDA Margin 26 $USD in Millions (unaudited)

Reconciliation of Non-GAAP Operating Expenses 27 $USD in Millions (unaudited)

Reconciliation of Revenue to Revenue Less Ancillary Services Guidance 28 $USD in Millions (unaudited)